UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 16, 2009

Global Telecom & Technology, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-51211	20-2096338
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8484 Westpark Drive
Suite 720
McLean, VA 22102
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (703) 442-5500

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (See General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

We previously reported that on November 3, 2009 Global Telecom & Technology Americas, Inc., a Virginia corporation (the “Purchaser”), which is a wholly-owned subsidiary of Global Telecom & Technology, Inc. (the “Registrant”) , and GTT EMEA Limited, a company organized under the laws of the United Kingdom and wholly-owned subsidiary of the Registrant (“Purchaser Europe”) entered into a  Purchase Agreement, dated November 2, 2009 (the “Purchase Agreement”), by and among the Purchaser; Purchaser Europe; WBS Connect, L.L.C., a Colorado limited liability company (“WBS”); TEK Channel Consulting, LLC, a Colorado limited liability company (“TEK Channel”); WBS Connect Europe Ltd., a company formed under the laws of Ireland; Scott Charter and Michael Hollander (collectively, the “Sellers”),as more particularly set forth in a Current Report on Form 8-K which we filed on November 9, 2009.

On December 16, 2009, the Purchaser, Purchaser Europe and the other parties to the Purchase Agreement entered into an Amendment (the “Amendment”) to the Purchase Agreement.  The Amendment: (i) reduces the aggregate initial principal amount of the promissory notes issued by the Purchaser to the Sellers (the “Seller Notes”) from $750,000 to $250,000; (ii) adds an earn-out provision under which the Sellers could receive additional transaction consideration of up to $500,000 based upon collection of certain WBS accounts receivable; and (iii) deletes the post-closing net working capital adjustment provision, in each case as more fully described in the Amendment filed as Exhibit 10.1 to this Form 8-K, which is incorporated herein by reference.

On December 16, 2009, the Purchaser executed a Waiver under the Purchase to the Purchase Agreement, pursuant to which it waived delivery by the Sellers at the Closing under the Purchase Agreement of new employment agreements between the Purchaser and each of Chad Jensen and Jake Cummins, as more fully described in the Waiver filed as Exhibit 10.2 to this Form 8-K, which is incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On December 16, 2009, the transactions contemplated by the Purchase Agreement (the “Acquisition”) were consummated.  As a result of the Acquisition, WBS and TEK Channel each became wholly-owned subsidiary of the Purchaser and WBS Europe become a wholly-owned subsidiary of Purchaser Europe.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off Balance Sheet Arrangement of a Registrant.

Seller Notes.  At the closing of the Acquisition, the Seller Notes were issued under the Purchase Agreement.  The Seller Notes consist of a promissory note in initial principal amount of $125,000 issued by the Purchaser to Scott Charter and a promissory note in initial principal amount of $125,000 issued by the Purchaser to Michael Hollander.  The Seller Notes each: (1) require  repayment of the principal amount in ten equal monthly installments of $12,500 each, starting in January 2010, without interest; (2) the Purchaser’s obligations under the Seller Notes are subordinated to the Purchaser’s obligations to Silicon Valley Bank under the SVB Loan Agreement (as defined below), to certain capital lease obligations of WBS and to the Registrant’s outstanding indebtedness as of closing of the Acquisition; and (iii) all obligations of the Purchaser under the Seller Notes are guaranteed by the Registrant pursuant to a Guaranty between the Registrant and each of Messrs. Charter and Hollander, in each case as more fully described in the Seller Notes and Guarantys filed as Exhibits 10.3 through 10.6 to this Form 8-K, which are incorporated herein by reference.

Amended Loan and Security Agreement.  On December 16, 2009, the Registrant, the Purchaser, WBS and Purchaser Europe (collectively, the “Borrowers”) entered into the Second Amended and Restated Loan and Security Agreement (the “SVB Amended Loan Agreement”) with Silicon Valley Bank (“SVB”) and certain related documents.  The SVB Amended Loan Agreement and such related documents amend and restate the existing Amended and Restated Loan and Security Agreement between the Registrant, the Purchaser and SVB (which was filed as Exhibit 10.1 to the Registrant’s Report on Form 8-K filed on June 22, 2009 with the Securities and Exchange Commission) and certain related documents, to provide for:

•
increase of the aggregate facility amount from $2,500,000 to $6,250,000, consisting of up to $4,250,000 based upon the Borrowers’ U.S. accounts receivable and up to $2,000,000 based upon the accounts receivable of Purchaser Europe, with provision for further increase to an aggregate facility amount of $10,000,000 if the Purchaser acquires certain customer accounts from a third party and obtains at least $4,500,000 in additional equity or subordinated debt investment, in each case by February 28, 2010;

•	addition of WBS and Purchaser Europe as Borrowers, with pledge of WBS’s assets to SVB to secure the loan obligations;

•	delivery by Purchaser Europe of a Debenture in favor of SVB (discussed in more detail below);

•	addition of TEK Channel as a guarantor under the Subsidiary Guaranty (as defined below);

•
addition of a new provision under which the Registrant must maintain, on a consolidated basis with its subsidiaries, specified amounts of net operating cash flow over certain specified periods of time;

•	reaffirmation of the existing subordination agreements in place with respect to certain subordinated debt of the borrowers; and

•	delivery of subordination agreements between the Purchaser and Messrs, Charter and Hollander concerning the Purchaser’s obligations under the Seller Notes, as described above.

In addition, the SVB Amended Loan Agreement and such related documents provide for the guaranty of the obligations of the Borrowers under the Loan Agreement by TEK Channel and GTT Global Telecom Government Services, LLC, a wholly-owned subsidiary of the Purchaser (“GTGS”), pursuant to the Amended and Restated Unconditional Guaranty, dated December 16, 2009, executed by TEK Channel and GTGS in favor of SVB (the “Subsidiary Guaranty”).

The Debenture executed by Purchaser Europe in favor of SVB provides certain additional terms and conditions for the part of the facility that is based upon the accounts receivable of Purchaser Europe described above and pledge of Purchaser Europe’s assets to SVB to secure such obligation.

The SVB Amended Loan Agreement, the Subsidiary Guaranty and the Debenture are filed as Exhibits 10.7, 10.8 and 10.9, respectively, to this Form 8-K and are incorporated herein by reference.

Item 8.01.	Other Events.

On December 16, 2009, the Company issued a press release announcing the Acquisition.  A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a)      Financial Statements

The financial statements required by this Item 9.01(a) with respect to the Registrant’s acquisition described in this Current Report on Form 8-K will be filed as soon as practicable, and in any event not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed with the Securities and Exchange Commission.

(b)      Pro Forma Financial Information

The pro forma financial information required by this Item 9.01(b) with respect to the Registrant’s acquisition described in this Current Report on Form 8-K will be filed as soon as practicable, and in any event not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed with the Securities and Exchange Commission.

(d)      Exhibits

10.1
Amendment, dated December 16, 2009, to the Purchase Agreement, dated as of November 2, 2009, by and among Global Telecom & Technology Americas, Inc., GTT-EMEA, Limited, WBS Connect, L.L.C., TEK Channel Consulting, LLC, WBS Connect Europe Ltd., Scott Charter and Michael Hollander.

10.2	Waiver, dated December 16, 2009, executed by Global Telecom & Technology Americas, Inc.

10.3	Promissory Note, dated December 16, 2009, executed by Global Telecom & Technology Americas, Inc. in favor of Scott Charter

10.4	Promissory Note, dated December 16, 2009, executed by Global Telecom & Technology Americas, Inc. in favor Michael Hollander

10.5	Guaranty, dated December 16, 2009, between Global Telecom & Technology, Inc. and Scott Charter

10.6	Guaranty, dated December 16, 2009, between Global Telecom & Technology, Inc. and Michael Hollander

10.7
Second Amended and Restated Loan and Security Agreement, dated December 16, 2009, between Silicon Valley Bank, Global Telecom & Technology, Inc., Global Telecom & Technology Americas, Inc., WBS Connect, L.L.C. and GTT-EMEA, Ltd.

10.8	Amended and Restated Unconditional Guaranty, dated December 16, 2009, executed by TEK Channel Consulting, LLC and GTT Global Telecom Government Services, LLC in favor of Silicon Valley Bank

10.9	GTT-EMEA, Ltd. Debenture in favor of Silicon Valley Bank

99.1	Press Release dated December 16, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 16, 2009	GLOBAL TELECOM & TECHNOLOGY, INC.

/s/ Chris McKee
Chris McKee
Secretary and General Counsel